UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                  Date of Report:  March 28, 2003
        (Date of Earliest Event Reported:  March 27, 2003)

                        EL PASO CORPORATION
      (Exact name of Registrant as specified in its charter)


     Delaware             1-14365            76-0568816
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
 incorporation or
   organization)

                         El Paso Building
                       1001 Louisiana Street
                       Houston, Texas 77002
        (Address of principal executive offices) (Zip Code)


 Registrant's telephone number, including area code (713) 420-2600



Item 5. Other Events
        ------------
      On March 27, 2003, we announced that J. Michael Talbert, current chairman and former chief executive officer of Transocean Inc., will join the El Paso Board of Directors effective as of April 1, 2003. John Bissell has also been named as Lead Director of El Paso. A copy of our press release is attached as Exhibit
99.1 and is incorporated herein by reference.


Item 7.  Financial Statements, ProForma Financial Information and
         Exhibits
         --------------------------------------------------------

          (c)  Exhibits.

                Exhibit
                 Number    Description
                -------    ------------
                  99.1     Press Release dated March 27, 2003.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION

                              By:  /s/ Jeffrey I. Beason
                                  ------------------------
                                   Jeffrey I. Beason
                                 Senior Vice President
                                     and Controller
                             (Principal Accounting Officer)

Dated:  March 28, 2003



                           EXHIBIT INDEX

     Exhibit
     Number       Description
     -------      -----------

      99.1        Press Release dated March 27, 2003.